EXHIBIT 21


                                  SUBSIDIARIES

                                                   STATE OF ORGANIZATION
                                                   ---------------------
            OVERALL PARENT COMPANY:
              ASR Investments Corporation ..............   Maryland

            SUBSIDIARIES OF ASR INVESTMENTS CORPORATION:
              CIMSA Financial Corporation ..............   Arizona
              ASR Finance Corporation ..................   Arizona
              ASR Mortgage Acceptance, Inc. ............   Arizona
              Residential Mortgage Acceptance, Inc. ....   Delaware
              ASR Properties, Inc. .....................   Arizona
              ASV -- II Properties, Inc. ...............   Arizona
              ASV -- XVII Properties, Inc. .............   Arizona
              RMA Investments Holding, Inc. ............   Arizona
              ASC -- I Properties, Inc. ................   Arizona
              ASC -- II Properties, Inc. ...............   Arizona
              ASC -- III Properties, Inc. ..............   Arizona
              ASC -- IV Properties, Inc. ...............   Arizona
              ASC -- V Properties, Inc. ................   Arizona
              ASC Properties, Inc. .....................   Arizona
              Heritage Communities, L.P. ...............   Delaware
              Heritage Residential Group, Inc. .........   Arizona
              Heritage SGP Corporation .................   Arizona

            SUBSIDIARIES OF HERITAGE SGP CORPORATION:
              Heritage -- 14400 Montfort L.P. ..........   Arizona
              Heritage -- Aspen Court L.P. .............   Arizona
              Heritage -- Briar Park L.P. ..............   Arizona
              Heritage -- Chelsea Park L.P. ............   Arizona
              Heritage -- Country Club Place L.P. ......   Arizona
              Heritage -- Greenwood Creek L.P. .........   Arizona
              Heritage -- Highlands of Preston L.P. ....   Arizona
              Heritage -- Marymont L.P. ................   Arizona
              Heritage -- Riverway L.P. ................   Arizona
              Heritage -- Springfield L.P. .............   Arizona
              Heritage -- Timbercreek Landings L.P. ....   Arizona
              Heritage -- Campus Commons North, L.L.C .. Arizona Heritage -- Campus Commons South, L.L.C .. Arizona Heritage -- Pacific South Center, L.L.C .. Arizona
              Heritage -- Ivystone L.P. ................   Arizona
              Heritage -- Court, L.L.C .................   Arizona
              Heritage -- London Park L.P. .............   Arizona